SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 1, 2003

Date of Report (Date of earliest event reported)

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release of CONSOL Energy Inc. dated December 1, 2003.

Item 9. Regulation FD Disclosure.

CONSOL Energy Inc. issued a press release on December 1, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ WILLIAM J. LYONS
William J. Lyons Senior Vice President and Chief Financial Officer

Dated: December 1, 2003

EXHIBIT INDEX

99.1        Press Release of CONSOL Energy Inc. dated December 1, 2003.